UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 25, 2004

                                 FTS GROUP, INC.

             (Exact name of registrant as specified in its charter)

        NEVADA                        0-24829               84-1416864
          -------                  ----------               ----------
     (State  or  jurisdiction    (Commission File Number)  (I.R.S.  Employer
    of  incorporation  or                                     Identification
      Organization                                                     No.)

                             1049c Oxford Valley Rd.
                         Levittown,  Pennsylvania  19057
               ---------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (215)  943-9979

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On August 25, 2004, we entered into a lease agreement with Investments Limited for new office space at a monthly rental fee of $3,000 commencing on September 1, 2004 with a term of 3 years. An addendum to the lease agreement contained an option to purchase the property for $550,000. The option period is twelve months from the execution date of the lease agreement and we are to be given a credit of $1,000.00 for each of the first twelve timely lease payments paid to Investments Limited pursuant to the terms of this lease, for a maximum credit of $12,000.00 which shall be applied towards the above-mentioned purchase price.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS


(C)  EXHIBITS:

 10.1 Business Lease between the Registrant and Investments Limited, dated August 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FTS  GROUP,  Inc.

By:  /s/  Scott  Gallagher
-------------------------
Scott  Gallagher,  Chief  Executive  Officer

Dated:  September  9,  2004